                                                                    EXHIBIT 99.3

                                ESCROW AGREEMENT

                  THIS ESCROW AGREEMENT (this "Agreement") is made as of July 15, 2003, by and among The Ultimate Software Group, Inc., a corporation incorporated under the laws of Delaware (the "Company"), the purchasers signatory hereto (each an "Purchaser" and together the "Purchasers"), and Feldman Weinstein LLP, with an address for notice at 420 Lexington Avenue, New York, New York 10170-0002, Attn: Robert F. Charron, Fax: (212) 401 4741, Tel:
(212) 869-7000 (the "Escrow Agent"). CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT REFERRED TO IN THE FIRST RECITAL.

                              W I T N E S S E T H:

                  WHEREAS, the Purchasers will be purchasing from the Company, in the aggregate, up to 2,200,000 shares of Common Stock on the Closing Date as set forth in the Securities Purchase Agreement (the "PURCHASE AGREEMENT") dated the date hereof between the Purchasers and the Company, which will be issued under the terms contained herein and in the Purchase Agreement; and

                  WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

                  WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts with respect to the Closing in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and each Purchaser;

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1

                               TERMS OF THE ESCROW

         1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of 2,200,000 shares of Common Stock and certain documentation on the Closing as contemplated by the Purchase Agreement.

         1.2. Upon the Escrow Agent's receipt of the aggregate Subscription Amounts in the aggregate amount of $11,660,000 for the Closing into its master escrow account, together with counterparts of this Agreement, the Non-Disclosure Agreement, the Purchase Agreement and the Registration Rights Agreement and the Release Notice in the form attached hereto as EXHIBIT X,






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each duly executed by each Purchaser, it shall advise the Company, or the
Company's designated attorney or agent, in writing, of the amount of funds it has received into its master escrow account.

         1.3. Wire transfers to the Escrow Agent shall be made as follows:

                           STERLING NATIONAL BANK
                           622 3RD AVENUE
                           NEW YORK, NY 10017
                           Account Name:  Feldman Weinstein LLP
                           ABA ROUTING NO: 026007773
                           ACCT NO: 0814180101
                           Remark: ulti/[FUND NAME]

         1.4 The Company, promptly following being advised in writing by the Escrow Agent that the Escrow Agent has received the Subscription Amounts aggregating $11,660,000 for the Closing and the other items contemplated by
Section 1.2, shall deliver or cause its transfer agent to deliver to the Escrow Agent the certificates representing the certificates evidencing the Securities to be issued to each Purchaser at the Closing together with:

                  (a) a copy of the Company's executed counterpart of the Purchase Agreement;

                  (b) a copy of the Company's executed counterpart of the Registration Rights Agreement;

                  (c) a copy of the executed opinion of Dewey Ballantine LLP in the form of Exhibit C to the Purchase Agreement;

                  (d) a copy of the Company's executed counterpart of the Non-Disclosure Agreement; and

                  (e) a copy of the Company's original executed counterpart of this Escrow Agreement.

         1.5 In the event that the foregoing items are not in the Escrow Agent's possession within five (5) Trading Days of the Escrow Agent notifying the Company as contemplated by Section 1.4 hereof, then each Purchaser shall have the right to demand the return of their portion of the Subscription Amount.

         1.6 Once the Escrow Agent receives a Release Notice in the form attached hereto as Exhibit X executed by the Company and each Purchaser, it shall wire $11,000,000 to the Company's account listed in Section 1.7 below and the remaining $660,000 per the written instructions of Roth.




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         1.7 Wire transfers to the Company shall be made as follows:

         Account Name:     The Ultimate Software Group, Inc.
                           2000 Ultimate Way
                           Weston, FL 33326
         Account Number:   3300292100
         Bank Name:        Silicon Valley Bank
                           Santa Clara, CA
         Routing Number:   121140399


         1.8 Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Shares, the Purchase Agreement, the Registration Rights Agreement, the Escrow Agreement, the Non-Disclosure Agreements and the opinion of counsel delivered to the appropriate parties.

                                   ARTICLE II

                                  MISCELLANEOUS

         2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

         2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement except that the address for notice for the Escrow Agent shall be as set forth above in the first paragraph of this Escrow Agreement.

         2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

         2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

         2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

         2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of laws rules of such state. Any action to enforce,



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arising out of, or relating in any way to, any provisions of this Escrow
Agreement shall only be brought in a state or Federal court sitting in New York City.

         2.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

         2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. In acting hereunder the Escrow Agent shall act in good faith, and the fact that the Escrow Agent is serving as counsel to Roth Capital Partners, LLC in connection with the transactions contemplated by the Purchase Agreement shall in no way effect the performance of its duties hereunder. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

         2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized and instructed to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall, in the absence of gross negligence, fraud and willful misconduct, not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

         2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent. THE ESCROW AGENT HAS ACTED AS LEGAL COUNSEL FOR ROTH CAPITAL PARTNERS, LLP, AND MAY CONTINUE TO ACT AS LEGAL COUNSEL FOR ROTH FROM TIME TO TIME, NOTWITHSTANDING ITS DUTIES AS THE ESCROW AGENT HEREUNDER. THE COMPANY AND THE PURCHASERS CONSENT TO THE ESCROW AGENT ACTING IN SUCH CAPACITY AS LEGAL COUNSEL FOR ROTH AND WAIVES ANY CLAIM THAT SUCH REPRESENTATION REPRESENTS A CONFLICT OF INTEREST ON THE PART OF THE ESCROW AGENT. THE COMPANY UNDERSTANDS THAT THE ESCROW AGENT IS RELYING EXPLICITLY ON THE FOREGOING PROVISION IN ENTERING INTO THIS ESCROW AGREEMENT.



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         2.12 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

         2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedures of such courts.

         2.15 The Company and each Purchaser agree severally and not jointly to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

         2.16 The Escrow Agent shall serve hereunder without compensation.

                            ************************




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                  IN WITNESS WHEREOF, the parties hereto have executed this
Escrow Agreement as of date first written above.

                  THE ULTIMATE SOFTWARE GROUP, INC.


                  By: /s/ Mitchell K. Dauerman
                      --------------------------------
                         Name: Mitchell K. Dauerman
                         Title: EVP, Chief Financial Officer
                                & Investor Relations

                  ESCROW AGENT:

                  FELDMAN WEINSTEIN LLP


                  By: /s/ Robert Charron
                      ----------------------------
                        Name: Robert Charron
                        Title: Partner

                     [SIGNATURE PAGE OF PURCHASERS FOLLOWS]



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                      [PURCHASER SIGNATURE PAGES TO ESCROW]

JANUS INVESTMENT FUND,
On behalf of its Series Janus Venture Fund

By: /s/ Heidi Walter
    ---------------------------------------------
        Name: Heidi Walter
        Title: V.P. and Assistant General Counsel

                       [PURCHASER SIGNATURE PAGES FOLLOW]



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                      [PURCHASER SIGNATURE PAGES TO ESCROW]

TRUSCO CAPITAL MANAGEMENT, INC.


By: /s/ Patrick Paparelli
    --------------------------------
       Name: Patrick Paparelli
       Title: Managing Director

                                                                    Exhibit X to
                                                 Escrow Agreement (Exhibit 99.3)

                                 RELEASE NOTICE

                  The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of July 15, 2003, among The Ultimate Software Group, Inc., the Purchasers signatory thereto and Feldman Weinstein LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement and/or the Purchase Agreement), hereby notifies the Escrow Agent that each of the conditions precedent to the purchase and sale of the Shares set forth in the Securities Purchase Agreement have been satisfied. The Company and the undersigned Purchaser hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct except insofar as the failure to be true and correct is not reasonably likely to have a Material Adverse Effect and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchasers.

                  This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 15th day of July, 2003.

                                          THE ULTIMATE SOFTWARE GROUP, INC.


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                        [PURCHASER SIGNATURE PAGE FOLLOW]



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                     [PURCHASER SIGNATURE PAGES TO RELEASE]

JANUS INVESTMENT FUND,
On behalf of its Series Janus Venture Fund


By:  __________________________
        Name:
        Title:

                       [PURCHASER SIGNATURE PAGES FOLLOW]




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                     [PURCHASER SIGNATURE PAGES TO RELEASE]

TRUSCO CAPITAL MANAGEMENT, INC.


By: _________________________________
       Name:
       Title:






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